Olivia Nelligan Executive Vice President, CFO and Chief Strategy Officer Exhibit 99.2

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DISCLOSURE STATEMENT This document and other CHS Inc. publicly available documents contain, and CHS officers and representatives may from time to time make, "forward- looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on CHS current beliefs, expectations and assumptions regarding the future of its businesses, financial condition and results of operations, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of CHS control. CHS actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not place undue reliance on any of these forward-looking statements. Important factors that could cause CHS actual results and financial condition to differ materially from those indicated in the forward-looking statements are discussed or identified in CHS filings made with the U.S. Securities and Exchange Commission, including in the "Risk Factors" discussion in Item 1A of CHS Annual Report on Form 10-K for the fiscal year ended August 31, 2022. These factors may include: changes in commodity prices; the impact of government policies, mandates, regulations and trade agreements; global and regional political, economic, legal and other risks of doing business globally; the ongoing war between Russia and Ukraine; the impact of inflation; the impact of epidemics, pandemics, outbreaks of disease and other adverse public health developments, including COVID-19; the impact of market acceptance of alternatives to refined petroleum products; consolidation among our suppliers and customers; nonperformance by contractual counterparties; changes in federal income tax laws or our tax status; the impact of compliance or noncompliance with applicable laws and regulations; the impact of any governmental investigations; the impact of environmental liabilities and litigation; actual or perceived quality, safety or health risks associated with our products; the impact of seasonality; the effectiveness of our risk management strategies; business interruptions, casualty losses and supply chain issues; the impact of workforce factors; our funding needs and financing sources; financial institutions’ and other capital sources’ policies concerning energy-related businesses; uncertainty regarding the transition away from LIBOR and the replacement of LIBOR with an alternative reference rate; technological improvements that decrease the demand for our agronomy and energy products; our ability to complete, integrate and benefit from acquisitions, strategic alliances, joint ventures, divestitures and other nonordinary course-of-business events; security breaches or other disruptions to our information technology systems or assets; the impact of our environmental, social and governance practices, including failures or delays in achieving our strategies or expectations related to climate change or other environmental matters; the impairment of long-lived assets; and other factors affecting our businesses generally. Any forward-looking statements made by CHS in this document are based only on information currently available to CHS and speak only as of the date on which the statement is made. CHS undertakes no obligation to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise except as required by applicable law. © 2022 CHS Inc.

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$0 $10 $20 $30 $40 $50 2018 2019 2020 2021 2022 Revenue ($ in billions) $47.8

$0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 2018 2019 2020 2021 2022 $1,678.8 Net Income ($ in millions)

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($ in thousands) 2022 2021 CHANGE Energy $ 616,551 $ (10,596) $ 627,147 Ag 657,586 298,096 359,490 Nitrogen Production 477,985 121,035 356,950 Corporate & Other 57,895 106,785 (48,890) Pretax Income 1,810,017 515,320 1,294,697 Income Tax Expense (Benefit) 132,116 (38,249) 170,365 Noncontrolling Interests (861) (383) (478) Net Income $ 1,678,762 $ 553,952 $ 1,124,810 CHS Net Income

($ in thousands) 2022 2021 CHANGE Energy $ 616,551 $ (10,596) $ 627,147 Ag 657,586 298,096 359,490 Nitrogen Production 477,985 121,035 356,950 Corporate & Other 57,895 106,785 (48,890) Pretax Income 1,810,017 515,320 1,294,697 Income Tax Expense (Benefit) 132,116 (38,249) 170,365 Noncontrolling Interests (861) (383) (478) Net Income $ 1,678,762 $ 553,952 $ 1,124,810 CHS Net Income

($ in thousands) 2022 2021 CHANGE Energy $ 616,551 $ (10,596) $ 627,147 Ag 657,586 298,096 359,490 Nitrogen Production 477,985 121,035 356,950 Corporate & Other 57,895 106,785 (48,890) Pretax Income 1,810,017 515,320 1,294,697 Income Tax Expense (Benefit) 132,116 (38,249) 170,365 Noncontrolling Interests (861) (383) (478) Net Income $ 1,678,762 $ 553,952 $ 1,124,810 CHS Net Income

($ in thousands) 2022 2021 CHANGE Energy $ 616,551 $ (10,596) $ 627,147 Ag 657,586 298,096 359,490 Nitrogen Production 477,985 121,035 356,950 Corporate & Other 57,895 106,785 (48,890) Pretax Income 1,810,017 515,320 1,294,697 Income Tax Expense (Benefit) 132,116 (38,249) 170,365 Noncontrolling Interests (861) (383) (478) Net Income $ 1,678,762 $ 553,952 $ 1,124,810 CHS Net Income

($ in thousands) 2022 2021 CHANGE Energy $ 616,551 $ (10,596) $ 627,147 Ag 657,586 298,096 359,490 Nitrogen Production 477,985 121,035 356,950 Corporate & Other 57,895 106,785 (48,890) Pretax Income 1,810,017 515,320 1,294,697 Income Tax Expense (Benefit) 132,116 (38,249) 170,365 Noncontrolling Interests (861) (383) (478) Net Income $ 1,678,762 $ 553,952 $ 1,124,810 CHS Net Income

($ in thousands) 2022 2021 CHANGE Energy $ 616,551 $ (10,596) $ 627,147 Ag 657,586 298,096 359,490 Nitrogen Production 477,985 121,035 356,950 Corporate & Other 57,895 106,785 (48,890) Pretax Income 1,810,017 515,320 1,294,697 Income Tax Expense (Benefit) 132,116 (38,249) 170,365 Noncontrolling Interests (861) (383) (478) Net Income $ 1,678,762 $ 553,952 $ 1,124,810 CHS Net Income

($ in thousands) 2022 2021 CHANGE Energy $ 616,551 $ (10,596) $ 627,147 Ag 657,586 298,096 359,490 Nitrogen Production 477,985 121,035 356,950 Corporate & Other 57,895 106,785 (48,890) Pretax Income 1,810,017 515,320 1,294,697 Income Tax Expense (Benefit) 132,116 (38,249) 170,365 Noncontrolling Interests (861) (383) (478) Net Income $ 1,678,762 $ 553,952 $ 1,124,810 CHS Net Income

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$500 Million CASH PATRONAGE $500 Million EQUITY REDEMPTIONS ~$1 Billion CASH RETURNS FSCAL YEAR 2022

~$3 Billion CASH RETURNS IN THE LAST 10 YEARS

$509 Million QUALIFIED EQUITY $154 Million NON-QUALIFIED EQUITY $663 Million EQUITY CERTIFICATES FSCAL YEAR 2022

Patronage Rates* Gallons Cash Total Refined fuels $0.07 $0.16 Premium diesel $0.08 $0.18 Lubricants $0.41 $0.96 Bushels Corn $0.05 $0.12 Soybeans $0.22 $0.52 Spring wheat $0.04 $0.09 Wheat $0.02 $0.05 Tons Bulk fertilizer $33.22 $77.42 * estimated

Equity Management Priorities Ensuring decisions are in the best interest of CHS and its owners Maintaining a strong balance sheet, including the capital reserve Strengthening our ability to pursue long-term growth

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